PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

Supplement dated June 20, 2014 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2014, the Fund’s Manager, Prudential Investments LLC (PI), and the Fund’s subadviser, Prudential Investment Management, Inc. (PIM), have each agreed to a reduced management fee rate and a reduced subadvisory fee rate, respectively, on Fund assets over $10 billion.

To reflect these changes, effective as of July 1, 2014 the management fee rate for PI and the subadvisory fee rate for PIM appearing in Part I of the Statement of Additional Information are each hereby deleted, and the following new fee rates are substituted:

PI Management Fee Rates:
0.40% on average daily net assets up to $10 billion;
0.39% on average daily net assets over $10 billion.

PIM Subadvisory Fee Rates:
0.20% on average daily net assets up to $10 billion;
0.195% on average daily net assets over $10 billion.

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